UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
December 15, 2021

ASSERTIO HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39294	85-0598378
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 South Sanders Rd., Suite 300,
Lake Forest, IL 60045

(Address of principal executive offices, including zip code)

(224) 419-7106

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, $0.0001 par value	ASRT	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth Company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Introductory Note

On December 15, 2021, Assertio Holdings, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) with the Securities and Exchange Commission to report the Company’s consummation of the transaction (the “Transaction”) contemplated by the Asset Purchase Agreement dated December 15, 2021 by and among the Company, Otter Pharmaceuticals, LLC and Antares Pharma, Inc. (“Antares”).

This Amendment No. 1 to the Current Report on Form 8-K amends Item 9.01 of the Original Report to include carveout financial information. No other changes were made to the Original Report.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The audited Special Purpose Financial Statements of the OTREXUP® Product Line of Antares Pharma, Inc. as of and for the years ended December 31, 2020 and 2019 and the Independent Auditors’ Report issued by KPMG LLP are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

The unaudited interim Special Purpose Financial Statements of the OTREXUP® Product Line of Antares Pharma, Inc. as of September 30, 2021 and for the nine months ended September 30, 2021 and 2020 are filed herewith and attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(b) Pro forma financial information.

The Unaudited Pro Forma Condensed Combined Financial Statements as of and for the nine months ended September 30, 2021 and for the year ended December 31, 2020, are filed herewith and attached hereto as Exhibit 99.3, and are incorporated herein by reference.

(d)       Exhibits

23.1	Consent of KPMG LLP

99.1	Audited Special Purpose Financial Statements of the OTREXUP® Product Line of Antares Pharma, Inc. as of and for the years ended December 31, 2020 and 2019

99.2	Unaudited Interim Special Purpose Financial Statements of the OTREXUP® Product Line of Antares Pharma, Inc. as of September 30, 2021 and for the nine months ended September 30, 2021 and 2020 and for the year ended December 31, 2020

99.3	Unaudited Pro Forma Condensed Combined Financial Statements as of and for the nine months ended September 30, 2021 and for the year ended December 31, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2021

ASSERTIO HOLDINGS, INC.

/s/ Dan Peisert
Dan Peisert
President and Chief Executive Officer